EX-99 16.a

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POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Adviser Funds, hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Adviser Funds’ Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds IV’s Delaware Global Real Estate Securities Fund and Delaware Pooled Trust’s The Global Real Estate Securities Portfolio into Delaware Group Adviser Funds’ Delaware Global Real Estate Opportunities Fund and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd day of May, 2012.

/s/ Patrick P. Coyne
Patrick P. Coyne

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POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Adviser Funds, hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Adviser Funds’ Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds IV’s Delaware Global Real Estate Securities Fund and Delaware Pooled Trust’s The Global Real Estate Securities Portfolio into Delaware Group Adviser Funds’ Delaware Global Real Estate Opportunities Fund and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd day of May, 2012.

/s/ Thomas L. Bennett
Thomas L. Bennett

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POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Adviser Funds, hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Adviser Funds’ Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds IV’s Delaware Global Real Estate Securities Fund and Delaware Pooled Trust’s The Global Real Estate Securities Portfolio into Delaware Group Adviser Funds’ Delaware Global Real Estate Opportunities Fund and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd day of May, 2012.

/s/ John A. Fry
John A. Fry

[Missing Graphic Reference]

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Adviser Funds, hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Adviser Funds’ Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds IV’s Delaware Global Real Estate Securities Fund and Delaware Pooled Trust’s The Global Real Estate Securities Portfolio into Delaware Group Adviser Funds’ Delaware Global Real Estate Opportunities Fund and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd day of May, 2012.

/s/ Anthony D. Knerr
Anthony D. Knerr

[Missing Graphic Reference]

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Adviser Funds, hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Adviser Funds’ Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds IV’s Delaware Global Real Estate Securities Fund and Delaware Pooled Trust’s The Global Real Estate Securities Portfolio into Delaware Group Adviser Funds’ Delaware Global Real Estate Opportunities Fund and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd day of May, 2012.

/s/ Lucinda S. Landreth
Lucinda S. Landreth

[Missing Graphic Reference]

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Adviser Funds, hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Adviser Funds’ Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds IV’s Delaware Global Real Estate Securities Fund and Delaware Pooled Trust’s The Global Real Estate Securities Portfolio into Delaware Group Adviser Funds’ Delaware Global Real Estate Opportunities Fund and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd day of May, 2012.

/s/ Ann R. Leven
Ann R. Leven

[Missing Graphic Reference]

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Adviser Funds, hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Adviser Funds’ Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds IV’s Delaware Global Real Estate Securities Fund and Delaware Pooled Trust’s The Global Real Estate Securities Portfolio into Delaware Group Adviser Funds’ Delaware Global Real Estate Opportunities Fund and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd day of May, 2012.

/s/ Frances Sevilla-Sacasa
Frances Sevilla-Sacasa

[Missing Graphic Reference]

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Adviser Funds, hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Adviser Funds’ Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds IV’s Delaware Global Real Estate Securities Fund and Delaware Pooled Trust’s The Global Real Estate Securities Portfolio into Delaware Group Adviser Funds’ Delaware Global Real Estate Opportunities Fund and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd day of May, 2012.

/s/ Janet L. Yeomans
Janet L. Yeomans

[Missing Graphic Reference]

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Adviser Funds, hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Adviser Funds’ Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds IV’s Delaware Global Real Estate Securities Fund and Delaware Pooled Trust’s The Global Real Estate Securities Portfolio into Delaware Group Adviser Funds’ Delaware Global Real Estate Opportunities Fund and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd day of May, 2012.

/s/ J. Richard Zecher
J. Richard Zecher

[Missing Graphic Reference]

POWER OF ATTORNEY

I, the Chief Financial Officer of Delaware Group Adviser Funds, hereby constitute and appoint David F. Connor, Patrick P. Coyne and David P. O’Connor, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Adviser Funds’ Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds IV’s Delaware Global Real Estate Securities Fund and Delaware Pooled Trust’s The Global Real Estate Securities Portfolio into Delaware Group Adviser Funds’ Delaware Global Real Estate Opportunities Fund and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd day of May, 2012.

/s/ Richard Salus
Richard Salus